UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BIOCRYST PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BIOCRYST PHARMACEUTICALS, INC. C/O AMERICAN STOCK TRANSFER & TRUST COMPANY 59 MAIDEN LANE NEW YORK, NY 10038 BIOCRYST PHARMACEUTICALS, INC. 2021 Annual Meeting Vote by May 24, 2021 11:59 PM ET You invested in BIOCRYST PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 25, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 25, 2021 10:00 a.m. EDT BioCryst Corporate Offices 4505 Emperor Blvd. Suite 200 Durham, North Carolina 27703 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D44663 - P51240

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. V oting Items Board Recommends D44664 - P51240 1. Election of Directors Nominees: 1) Nancy J. Hutson, Ph.D. 2) Robert A. Ingram For 2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2021. For 3. To approve, on an advisory basis, the Company’s executive compensation. For 4. To approve an amendment to the Stock Incentive Plan to increase the number of shares available for issuance under the Stock Incentive Plan by 7,500,000 shares. For 5. To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares available for issuance under the Employee Stock Purchase Plan by 3,500,000 shares. For 6. To transact such other business as may properly come before the meeting or any adjournment thereof. NOTE : UNLESS OTHERWISE SPECIFIED, VALID PROXIES WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 , 3 , 4 AND 5 . IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, SUBJECT TO COMPLIANCE WITH RULE 14 A - 4 (C) OF THE SECURITIES EXCHANGE ACT OF 1934 , AS AMENDED .